Exhibit 32.01

CERTIFICATION OF PRESIDENT AND CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. §1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report on Form 10-K of Intrado Inc. (the “Company”) for the period ended December 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, George Heinrichs, President and Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

(1)   the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

(2)   the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ George Heinrichs
George Heinrichs
President and Chief Executive Officer
(Principal Executive Officer)

Dated: March 7, 2006